MUNICIPAL SECURITIES TRUST, SERIES 35

                            REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement, dated October 15, 1986 among Bear, Stearns & Co. Inc., as Depositor, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Series 26, and Subsequent Series, Trust Indenture and Agreement," dated April 25, 1985 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

                          W I T N E S S E T H  T H A T :

          In consideration of the premises and of the mutual agreements contained herein, the Depositor, the Trustee, and the Evaluator agree as follows:


                                     PART I

                               STANDARD TERMS AND
                               CONDITIONS OF TRUST


          Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument, except that for all purposes of this Series 35 and all subsequent Series, the following sections are hereby amended as follows:

          (a) Section 1.01(b) is amended by adding the word "Inc." immediately after the words "Bear, Stearns & Co.";

          (b) Section 1.02 is amended by adding the word "Inc." immediately after the words "Bear, Stearns & Co." wherever the former shall appear in said Section;

          (c) Section 9.05 is amended by adding the word "Inc." immediately after the words "Bear, Stearns & Co."



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                                     PART II

                                SPECIAL TERMS AND
                               CONDITIONS OF TRUST


          The following special terms and conditions are hereby agreed to:

          (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

          (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/2,000.

          (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on March 1, 1987 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1987) and December 1 of each year-for annual distributions (commencing on December 1, 1987).

          (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on March 15, 1987 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1987) and December 15 of each year for annual distributions (commencing on December 15, 1987).

          (e) All Certificateholders of record on February 1, 1987 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after February 15, 1987 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

          (f) The First Settlement Date shall mean October 22, 1986.

          (g) The number of Units referred to in Section 2.03 is 2,000.

          (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $12, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

          (i) For the purposes of Section 6.01(g), the

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liquidation amount is hereby specified to be $800,000.

          (j) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.02 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.54 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.85 per Unit times the number of Units on the monthly distribution plan, $.54 per Unit plus $.31 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.50 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

          (k) For purposes of Section 7.04, the Depositor's annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the Trust.

          (l) For purposes of this Series of Municipal Secu- rities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                         [Signatures on separate pages]







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



                                      BEAR, STEARNS & CO. INC.
                                           Depositor


                                      By
                                          Authorized Signatory




STATE OF NEW YORK       )
                        :ss.:
COUNTY OF NEW YORK      )


          On this 15th day of October, 1986, before me personally appeared Peter
J. De Marco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                             Notary Public










                                      Municipal Securities Trust,
                                      Series 35



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



                                      UNITED STATES TRUST COMPANY OF NEW YORK
                                           Trustee


                                      By
                                            Assistant Vice President



(SEAL)

ATTEST:



           Assistant Secretary



STATE OF NEW YORK      )
                       :ss.:
COUNTY OF NEW YORK     )


          On this 14th day of October, 1986, before me personally appeared Anthony DeLuca , to me known, who being by me duly sworn, said that he is an Authorized Signatory of United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.




                                          Notary Public








                                      Municipal Securities Trust,
                                      Series 35



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



                                       STANDARD & POOR'S CORPORATION Evaluator


                                       By
                                                Vice President

(SEAL)

ATTEST:




           Vice President








                                      Municipal Securities Trust,
                                      Series 35



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



                                                                                                         SCHEDULE A

                                                                MUNICIPAL SECURITIES TRUST
                                                                         PORTFOLIO


                                                                         SERIES 35


                                                                  As of October 15, 1986

                                                                 A MONTHLY PAYMENT SERIES
                                                    SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

             Aggregate              Name of Issuer and                                     Coupon/         Redemption Feature
Portfolio    Principal                Title of Bonds                                      Maturity         S.F.-- Sinking Fund
   No.         Amount                Contracted for(5)                   Ratings(1)      Date(s)(2)        Ref.-- Refunding(2)
   ---         ------                -----------------                   ----------      ----------        -------------------

       1.     $175,000     Illinois Development Finance Authority           A              10.750%         No Sinking Fund
                           Pollution Control Revenue Bonds, 1985                          3/01/2015        3/01/95 @ 102 Ref.
                           Series A (Illinois Power Company Project)
       2.      200,000     Illinois Health Facilities Authority Revenue     A*             9.750%          1/01/94 @ 100 S.F.
                           Bonds, Series 1983 (Westlake Community                         1/01/2013        1/01/93 @ 102 Ref.
                           Hospital Project) Melrose Park, Illinois
       3.      200,000     Metropolitan Fair and Exposition Authority       A+             8.000%          6/01/02 @ 100 S.F.
                           (Illinois) Dedicated State Tax Revenue Bonds                   6/01/2006        6/01/96 @ 102 Ref.
                           Series 1986
       4.      200,000     City of Chicago (Illinois) Chicago O'Hare        A              8.750%          1/01/07 @ 100 S.F.
                           International Airport General Airport                          1/01/2016        1/01/94 @ 102 Ref.
                           Revenue Bonds, 1985 Series A
       5.      100,000     Kentucky Development Finance Authority           A*             10.250%         9/01/02 @ 100 S.F.
                           Hospital Revenue Refunding Bonds Baptist                       9/01/2011        9/01/93 @ 102 Ref.
                           Hospitals, Inc. Issue, Series 1983
       6.      100,000     Kentucky State Turnpike Authority                A              8.500%          1/01/99 @ 100 S.F.
                           Toll Road Revenue Bonds, Series A                              7/01/2004        7/01/96 @ 102 Ref.
       7.      200,000     North Carolina Eastern Municipal Power           A*             4.000%          1/01/17 @ 100 S.F.
                           Agency Power System Revenue Bonds,                             1/01/2018        1/01/96 @ 102 Ref.
                           Refunding Series 1986A
       8.      100,000     Fargo, North Dakota Hospital Revenue             A+             9.500%          6/01/00 @ 100 S.F.
                           Facilities - St. Luke's Hospital Fargo Project                 6/01/2015        6/01/96 @ 102 Ref.
       9.      150,000     Tulsa, Oklahoma Municipal Airport Revenue        A-             9.500%          No Sinking Fund
                           Industrial Development Revenue Bonds -                         6/01/2020        12/01/95 @ 102 Ref.
                           American Airlines
      10.      150,000     Memphis-Shelby County, Tennessee Airport         A+             7.875%          No Sinking Fund
                           Authority, Special Facility and Project                        9/01/2009        9/01/01 @ 103 Ref.
                           Revenue Bonds (Federal Express Corp.)
      11.      100,000     Trinity River Authority, Texas Revenue           A*             9.300%          No Sinking Fund
                           Bonds, Tarrant County Water Authority                          2/01/2003        2/01/95 @ 103 Ref.
      12.      100,000     Intermountain Power Agency (a political          A+             5.000%          7/01/18 @ 100 S.F.
                           subdivision of the State of Utah) Power                        7/01/2021        7/01/96 @ 100 Ref.
                           Supply Revenue Bonds Series A
      13.      100,000     Washington State Health Care Facilities          A              9.500%          11/01/00 @ 100 S.F.
                           Authority Revenue Bonds Deaconess Medical                     11/01/2010        11/01/95 @ 102 Ref.
                           Center - Spokane, Washington Project


Portfolio          Cost of Bonds
   No.              to Trust(3)
   ---              -----------

       1.           $209,335


       2.            225,372


       3.            210,828


       4.            218,250


       5.            116,344


       6.            109,125

       7.            116,024


       8.            115,257

       9.            170,010


      10.            156,375


      11.            112,576

      12.             69,243


      13.            114,699





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



             Aggregate              Name of Issuer and                                     Coupon/         Redemption Feature
Portfolio    Principal                Title of Bonds                                      Maturity         S.F.-- Sinking Fund
   No.         Amount                Contracted for(5)                   Ratings(1)      Date(s)(2)        Ref.-- Refunding(2)
   ---         ------                -----------------                   ----------      ----------        -------------------

      14.    125,000      Housing Finance Authority of Dade county         AA             0.000%          1/01/08 @ 14.412 S.F.
                          (Florida) Multifamily Mortgage Revenue                         7/01/2026        1/01/97 @ 4.828 Ref.
                          Bonds, 1984 Series B (T.M. Alexander Plaza
                          Project-FHA Insured Mortgage Loan)

            $2,000,000
            ==========



Portfolio          Cost of Bonds
   No.              to Trust(3)
   ---              -----------

       14.             2,438



                  ----------
                  $1,946,076
                  ==========



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



                      MUNICIPAL-SECURITIES TRUST, SERIES 39
                            REFERENCE TRUST AGREEMENT

          This Reference Trust Agreement, dated October 13, 1988, among Bear, Stearns & Co. Inc., as Depositor, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Series 26, and Subsequent Series, Trust Indenture and Agreement," dated April 25, 1985 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

                           W I T N E S S E T H  T H A T
:

          In consideration of the premises and of the mutual agreements contained herein, the Depositor, the Trustee, and the Evaluator agree as follows:

                                     PART I

                               STANDARD TERMS AND
                               CONDITIONS OF TRUST

          Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument, except that for all purposes of this Series 39 and all subsequent Series, the following amendments shall apply:

          (a) The Indenture is amended by adding the words, "35th Discount Series (and Subsequent Series) and High Income Series 1 (and Subsequent Series)" immediately after the words "Municipal Securities Trust, Series 26 (and Subsequent Series)" wherever the latter shall appear in the Indenture;

          (b) Section 1.01(6) is amended by adding the word "Inc." immediately after the words "Bear, Stearns & Co.";

          (c) Section 1.01(16) is amended by adding the words "sequentially numbered" immediately after the word "particular" and by adding the words "a Series of" immediately before the words "Municipal Securities Trust";

          (d) Section 1.01(17) is amended by redesignating it Section 1.01(19);

          (e) A new Section 1.01(17) is added as follows: "The

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



term 'sequentially numbered series' shall mean the numbered series of any designated series of Municipal Securities Trust as to which this Indenture shall be applicable.";

          (f) Section 1.01(18) is amended by redesignating it Section 1.01(20), and by adding the words "any sequentially numbered series of Municipal Securities" immediately after the words "shall mean" and substituting the word "each" for the word "the" immediately after the words "excluded from";

          (g) A new Section 1.01(18) is added as follows: "'Series' shall mean the individual trusts comprising municipal Securities Trust, which Series consist of indefinite sequentially numbered series.";

          (h) Section 1.01(19) is amended by redesignating it Section 1.01(21);

          (i) Section 1.01(20) is amended by redesignating it Section 1.01(22) and by adding the words "equal to the fraction" immediately after the word "initially", and the word "fraction" immediately after the words "denominator of which";

          (j) Section 1.01(21) is amended by redesignating it Section 1.01(23);

          (k) Section 1.02 is amended by substituting the following form of Certificate for the form of Certificate appearing in said Section:



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



CERTIFICATE OF OWNERSHIP

Evidencing A Fractional Undivided Interest in

No.                                                                       UNITS

                           MUNICIPAL SECURITIES TRUST
                                     SERIES




                                                           PLAN OF DISTRIBUTION:



                                                           CUSIP




THIS IS TO CERTIFY THAT is the owner and registered holder of this Certificate evidencing the ownership of Unit(s) of fractional undivided interest in Municipal Securities Trust of the above Series (hereinafter called the "Trust") created under the laws of the State of New York by the Trust Indenture and Agreement as modified by the Reference Trust Agreement relating to the sequentially numbered series of the Series noted on the face hereof (hereinafter called the "Indenture") among BEAR, STEARNS & CO. INC. (hereinafter called the "Depositor"), UNITED STATES TRUST COMPANY OF NEW YORK (hereinafter called the "Trustee"), and STANDARD & POOR'S CORPORATION (hereinafter called the "Evaluator"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of certain of the pertinent provisions of which is set forth on the reverse hereof. The Depositor hereby grants and conveys all of its right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the corporate trust office of the Trustee upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and payment of the fees and expenses applicable hereto set forth herein.


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



          This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.

          IN WITNESS WHEREOF, Bear, Stearns & Co. Inc., as Depositor, has caused this Certificate to be executed in facsimile by an authorized signatory and United States Trust Company of New York, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

                                        Date:



BEAR, STEARNS & CO. INC.                UNITED STATES TRUST COMPANY
Depositor                               OF NEW YORK
                                        Trustee
By:
       Authorized Signatory                   By:
                                                  Authorized Officer

          The following is a summary of certain provisions of the Indenture (a copy of which is on file and available for inspection to the holder hereof at the corporate trust office of the Trustee), to which this Certificate is subject and to which reference is hereby made. All of the terms, conditions and covenants of the Indenture are incorporated herein by reference as fully as if set forth herein. The Trust consists of (1) such of the interest-bearing debt securities and obligations that may be deposited in trust and listed in Schedule A of the Indenture (including contracts, if any, for the purchase of certain of such securities and obligations together with the cash, cash equivalents and/or an irrevocable letter of credit issued by a commercial bank in the amount required for such purchase) and any other securities that may be deposited in the Trust in exchange or substitution therefor in accordance with the Indenture, as may from time to time continue to be held in the Trust and (2) such cash amounts as from time to time may be held in the Interest Account and the Principal Account maintained under the Indenture in the manner described below.

          At any given time this Certificate shall represent a fractional undivided interest in the Trust, the numerator of which fraction shall be the number of units set forth on the face hereof and the denominator of which shall be the total number of units of fractional undivided interest represented by all Certificates of this Series which are outstanding at such time.

          The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Trustee at its corporate trust office in the City of New York, endorsed in blank or accompanied by all necessary instruments of assignment and

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



transfer in proper form, and upon payment of any tax or other governmental charges, to receive on the seventh calendar day following the day on which such tender is made, or, if such calendar day is not a business day, on the first business day prior to such calendar day, an amount in cash equal to the evaluation of the fractional undivided interest in the Trust evidenced by this Certificate, upon the basis provided for in the Indenture (the "Redemption Price"). The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed or trading on that,Exchange is restricted, or for any period during which an emergency exists so that disposal of the obligations held in the Trust is not reasonably practicable or it is not reasonably practicable fairly to determine the value of such obligations in accordance with the Indenture or for such other periods as the Securities and Exchange Commission may by order permit.

          The Trustee is irrevocably authorized in its discretion, in lieu of redeeming this Certificate if tendered for redemption, to sell this Certificate in the over-the-counter market or by private sale for the account of the Certificateholder at a price which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for this Certificate. In the event of any such sale the Trustee shall pay the net proceeds thereof to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

          Interest received by the Trustee as part of the Trust (including interest accrued and unpaid prior to the day of deposit of any obligation in the Trust and that part of the proceeds of the sale, liquidation, redemption or maturity of any such obligation which represents accrued interest) shall be credited by the Trustee to the Interest Account. The fractional undivided interest represented by this Certificate in the balance in the Interest Account (after the deductions referred to below) shall first be computed as of the semi-annual Record Date (as defined in the Indenture). The next computation shall be made as of the next succeeding semi-annual Record Date, and thereafter as of the first day of June and December of each year commencing with the first such day following the date of this Certificate.

          An amount in cash equal to the fractional undivided interest in the Interest Account (on the basis set forth below) computed as set forth above, shall be distributed on the 15th day of the respective months, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which such distribution is made.


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



          The Trustee shall make semi-annual distributions from the Interest Account on the basis of one-half of the estimated annual interest income expected by the Trustee to be received by the Trust in the ensuing twelve month period, after deduction of the estimated costs and expenses to be incurred during such period, except as otherwise hereafter provided. To the extent cash in the Interest Account is insufficient for any distribution the Trustee shall advance its own funds sufficient therefor and shall be entitled to reimbursement, without interest, out of interest received by the Trust subsequent to such advance.

          All moneys (other than interest) received by the Trustee, as part of the Trust (including amounts received from the sale, liquidation, redemption or maturity of any obligation held in the Trust) shall be credited by the Trustee to a separate Principal Account. The fractional undivided interest represented by this Certificate in the cash balance in the Principal Account (after the deductions referred to below) shall be computed as of the first day of June and December of each year, commencing with the semi-annual Record Date. An amount in cash equal to the fractional undivided interest in the Principal Account, computed as set forth above, shall be distributed on the fifteenth day of the respective months, or within a reasonable time thereafter, to the registered holder of this Certificate at the close of business on the first day of such month. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on such deposit therein available for such distribution shall be sufficient to permit the distribution of at least $1.00 per Unit.

          Distributions from the Interest and Principal Accounts shall be made to the registered holder hereof by check mailed to the address of such holder appearing in the registration books of the Trustee.

          From time to time deductions shall be made from the Interest Account and Principal Account, as more fully set forth in the Indenture, for redemptions, compensation of the Trustee, compensation of the Evaluator, payment of the Depositor's fee for services as such, reimbursement of certain expenses incurred or advances made by or on behalf of the Trustee, certain legal expenses, and payment of, or the establishment of a reserve for, applicable taxes or governmental charges, if any.

          Within a reasonable period of time after the end of each calendar year the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received by the Trust and deductions therefrom and the amounts distributed during the preceding year in respect of interest on, payments and prepayments of principal of, and sales, redemptions or maturities of, obligations held in the Trust.

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




          This Certificate shall be transferable by the registered holder hereof by presentation and surrender at the corporate trust office of.the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder hereof or his authorized attorney. Certificates of this Series are interchangeable for one or more Certificates in an equal aggregate number of Units of fractional undivided interest at the corporate trust office of the Trustee, in denominations of a single Unit of fractional undivided interest or any whole multiple thereof.

          The holder of this Certificate may be required to pay a transfer charge in connection with the transfer or exchange of this Certificate, as well as any tax or other governmental charge that may be imposed in connection with the transfer, exchange or other surrender of this Certificate.

          The holder of this Certificate, by virtue of the acceptance hereof, assents to and shall be bound by the terms of the Indenture, a copy of which is on file and available for inspection at the corporate trust office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.

          The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

          The Indenture and the Trust created thereby shall terminate upon the maturity, redemption, sale or other disposition of the last security held thereunder, provided, however, that in no event shall the Indenture and the Trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Indenture. The Indenture also provides that the Trust may be terminated at any time by the written consent of the holders of Certificates representing all of the Units outstanding and under certain circumstances which include a decrease in the value of the Trust to less than 40% of the initial aggregate principal amount of the securities deposited in the Trust. Upon any termination the Trustee shall fully liquidate the securities then held, if any, and distribute pro rata the funds then held in the Trust upon surrender of the Certificates, all in the manner provided in the Indenture. Upon termination, the Trustee shall be under no further obligation with respect to the Trust, except to hold the funds in trust without interest until distribution as aforesaid and shall have no duty upon any such termination to communicate with the holder hereof other than by mail at the address of such holder appearing on the registration books of the Trustee.


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



                        STATEMENT REGARDING DISTRIBUTION

          On the face of this Certificate it is indicated whether the registered holder hereof has elected to receive distributions from the Interest Account monthly, semi-annually, or annually.

          This Certificate by its terms provides that distributions from the Interest Account shall first be computed as of the semi-annual Record Date, and thereafter as of the next succeeding semi-annual Record Date commencing with the first such day following the date of the Certificate, and an amount in cash equal to the share of the Interest Account represented by this Certificate distributed on the fifteenth day of the respective months next following such computations, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which the distribution is made.

          If monthly distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed monthly as of the first day of each month of each year, commencing with the monthly Record Date, and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each month.

          If annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed annually as of the first day of December of each year, commencing with the annual Record Date and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each December.

          All Certificateholders of record as of the First Record Date (as defined in the Indenture) however, regardless of the plan of distribution selected, will receive the distribution to be made on or shortly after the First Payment Date (as defined in the Indenture) and thereafter, distributions will be made monthly, semi-annually or annually depending upon the plan of distribution, chosen by the holder hereof.

          The plan of distribution chosen by the registered holder hereof may be changed by written notice to the Trustee not later than November 1 in any calendar year by surrender to the Trustee of this Certificate, together with a completed form for selection of plan of distribution provided by the Trustee. A plan of distribution shall continue in effect until changed as

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



herein provided. A change in a plan of distribution may only be made as indicated herein and will be effective as of December 2 for the ensuing twelve months. Distributions to Certificateholders who are participating in one of the optional plans for distribution of interest shall not be affected because of advancements of the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

           TEN COM - as tenants in common
           TEN ENT - as tenants by the entireties
           JT TEN - as joint tenants with right of
                    survivorship and not as tenants
                    in common

           UNIF TRANSFERS MIN ACT-.....Custodian......
                                  (Cust):             (Minor)

                 under Uniform Transfers to Minors
                 Act.............................
                            (State)

Additional abbreviations may also be used though not in the above list.



C/M:  11939.0001 407314.1

                                   ASSIGNMENT

          For Value Received                              hereby sells,
assigns and transfers unto                                       the
within Certificate and does hereby irrevocably constitute and appoint attorney, to transfer the within Certificate
on the books of the Trustee, with full power of substitution in the premises.

Dated:




                                       NOTICE: The signatures to this assignment must correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.



   Signature Guaranteed



                              [end of Certificate]





           (1)  Section 9.05 is amended as follows:

                (i) the word "Inc." is added immediately after the words "Bear, Stearns & Co."; and

                (ii) the address of the Depositor is changed to "245 Park Avenue, New York, New York 10167".



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



                                     PART II

                                SPECIAL TERMS AND
                               CONDITIONS OF TRUST


          The following special terms and conditions are hereby agreed to:

          (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

          (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/2,500.

          (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on March 1, 1989 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1989) and December 1 of each year for annual distributions (commencing on December 1, 1989).

          (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on March 15, 1989 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1989) and December 15 of each year for annual distributions (commencing on December 15, 1989).

          (e) All Certificateholders of record on February 1, 1989 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after February 15, 1989 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

          (f) The First Settlement Date shall mean October 20, 1988.

          (g) The number of Units referred to in Section 2.03 is 2,500.

          (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

          (i) For the purposes of Section 6.01(g), the

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



liquidation amount is hereby specified to be $1,000,000.

          (j) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per Unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

          (k) For purposes of Section 7.04, the Depositor's annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the Trust.

          (l) For purposes of this Series of Municipal Secu- rities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.



                         [Signatures on separate pages]





C/M:  11939.0001 407314.1

                                       BEAR, STEARNS & CO. INC. Depositor


                                       By
                                             Authorized Signatory




STATE OF NEW YORK       )
                        :ss.:
COUNTY OF NEW YORK      )

          On this 13th day of October 1988, before me personally appeared Peter
J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                             Notary Public












                                       Municipal Securities Trust,
                                       Series 39



C/M:  11939.0001 407314.1

                                       UNITED STATES TRUST COMPANY OF NEW YORK
                                             Trustee


                                       By
                                             Assistant Vice President



(SEAL)

ATTEST:



Assistant Secretary













                                       Municipal Securities Trust,
                                       Series 39



C/M:  11939.0001 407314.1

                                       STANDARD & POOR'S CORPORATION
                                           Evaluator


                                       By
                                             Vice President



(SEAL)

ATTEST:



Vice President












                                       Municipal Securities Trust,
                                       Series 39



C/M:  11939.0001 407314.1

                                                                                                                       SCHEDULE A

                                                                MUNICIPAL SECURITIES TRUST
                                                                         PORTFOLIO


                                                                         SERIES 39


                                                                  As of October 13, 1988

                                                                 A MONTHLY PAYMENT SERIES
                                                    SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

                Aggregate                     Name of Issuer and                               Coupon/       Redemption Feature
  Portfolio     Principal                       Title of Bonds                                Maturity       S.F.-- Sinking Fund
     No.          Amount                       Contracted for(5)              Ratings(1)     Date(s)(2)      Ref.-- Refunding(2)
     ---          ------                       -----------------              ----------     ----------      -------------------
     1.         $250,000      Reg. Arpts. Imprvmt. Corp. Facs. Sublease           A2*           11.250%       11/01/06 @ 100 S.F.
                              Rev. Bonds 1985 Issue Western Air Lines                         11/01/2025      11/01/95 @ 103 Ref.
                              Inc. (L.A. Intrntl. Arpt.)
     2.          250,000      Burke Cnty. Ga. Dev. Auth. Poll. Cntrl. Rev.        AA-           9.875%        1/01/06 @ 100 S.F.
                              Bonds (Oglethorpe Pwr. Corp. Vogtle Prjt.)                       1/01/2010      1/01/95 @ 102 Ref.
                              Series 1985
     3.          250,000      Ind. Bond Bank 1985B Series                          A            9.250%        2/01/96 @ 100 S.F.
                                                                                               2/01/2016      8/01/95 @ 103 Ref.
     4.          100,000      N.J. Hlth. Care Fac. Fncg. Auth. Rev. Bonds          AA           9.000%        8/01/02 @ 100 S.F.
                              (Elizabeth Gen. Med. Cntr. Issue) (FHA                           8/01/2005      2/01/93 @ 105 Ref.
                              Insrd. Mtg) Series B)
     5.          250,000      Salem Cnty. N.J. Indus. Poll Cntrl. Fncg.            A-           10.500%       No Sinking Fund
                              Auth. Rev. Bonds Publ Serv. Elec. & Gas                         11/01/2014      11/01/94 @ 102 Ref.
                              Co. Prjt. Series C
     6.          250,000      N.C. Eastern Muni. Pwr. Agncy. Pwr. Sys.            AAA           4.500%        7/01/20 @ 100 S.F.
                              Rev. Rfndg Bonds Series 1987A (Financial                         1/01/2024      1/01/97 @ 100 Ref.
                              Guaranty)
     7.          100,000      Philadelphia Penn. Arpt. Rev. Bonds Series           A            9.000%        6/15/06 @ 100 S.F.
                              1985 (Philadelphia Arpt. Systems)                                6/15/2015      6/15/96 @ 103 Ref.
     8.          175,000      Westmoreland Cnty. Penn. Indus. Dev. Auth.           A*           6.500%        7/01/99 @ 100 S.F.
                              Hosp. Rev. Rfndg. Bonds (Citizens Gen.                           7/01/2015      7/01/97 @ 102 Ref.
                              Hosp.) Series A1987
     9.          250,000      Metro. Nashville Tenn. Arpt. Auth. Special          A2*           9.875%        No Sinking Fund
                              Fac. Rev. Bonds (American Airlines Inc.                         10/01/2005      10/01/95 @ 102 Ref.
                              Prjt.) Series 1985
    10.          250,000      Wichita Cnty. Tax. Hosp. Rev. Rfndg. Bonds           A*           6.000%        9/01/10 @ 100 S.F.
                              (Wichita Falls Gen. Hosp. Brd.) Series 1987                      9/01/2013      9/01/97 @ 102 Ref.
    11.          250,000      Peninsula Ports Authority of Virginia Hosp.         AAA           8.700%        2/01/95 @ 100 S.F.
                              Rev. Rfndg. Bonds 1987 Series (Whittaker                         8/01/2023      8/01/97 @ 102 Ref.
                              Mem. Hosp. Prjt.-FHA Insrd. Mtg.)
    12.          125,000      Allegheny Cnty. Penn. Rsdntl. Finc. Auth.         Aa(Con)*        0.000%        12/01/14 @ 22.971 S.F
                              Multi-Fam. Mtg. Rev. Bonds (FHA Insrd.                          12/01/2027       6/01/96 @ 3.100 Ref.
                              Mtg. Loans) 1985 Series A

              $2,500,000
             ===========


  Portfolio       Cost of Bonds
     No.           to Trust(3)
     ---           -----------
     1.               $308,975


     2.                283,527


     3.                280,333

     4.                108,664


     5.                293,818


     6.                155,370


     7.                110,138

     8.                150,447


     9.                284,755


    10.                198,590

    11.                266,175


    12.                  2,375



                    $2,443,167
                   ===========




C/M:  11939.0001 407314.1

                      MUNICIPAL SECURITIES TRUST, SERIES 40

                            REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement, dated December 15, 1988, among Bear, Stearns & Co. Inc., as Depositor, United States Trust Company of New York, as Trustee, and Standard & Poor's Corporation, as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Municipal Securities Trust, Series 26, and Subsequent Series, Trust Indenture and Agreement," dated April 25, 1985 (herein as amended or supplemented called the "Indenture"), and such provisions as are set forth in full and such provisions as are incorporated by reference constitute a single instrument.

                           W I T N E S S E T H  T H A T
:

          In consideration of the premises and of the mutual agreements contained herein, the Depositor, the Trustee, and the Evaluator agree as follows:

                                     PART I

                               STANDARD TERMS AND
                               CONDITIONS OF TRUST

          Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as if those said provisions had been set forth in full in this instrument, except that for all purposes of this Series 40 and all subsequent Series, the following amendments shall apply:

          (a) The Indenture is amended by adding the words, ",35th Discount Series (and Subsequent Series) and High Income Series 1 (and Subsequent Series)" immediately after the words "Municipal Securities Trust, Series 26 (and Subsequent Series)" wherever the latter shall appear in the Indenture;

          (b) Section 1.01(6) is amended by adding the word "Inc." immediately after the words "Bear, Stearns & Co.";

          (c) Section 1.01(16) is amended by adding the words sequentially numbered" immediately after the word "particular" and by adding the words "a Series of" immediately before the words "Municipal Securities Trust";

          (d) Section 1.01(17) is amended by redesignating it Section 1.01(19);


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



          (e) A new Section 1.01(17) is added as follows: "The term 'sequentially numbered series' shall mean the numbered series of any designated Series of Municipal Securities Trust as to which this Indenture shall be applicable.";

          (f) Section 1.01(18) is amended by redesignating it Section 1.01(20), and by adding the words "any sequentially numbered series of Municipal Securities" immediately after the words "shall mean" and substituting the word "each" for the word "the" immediately after the words "excluded from";

          (g) A new Section 1.01(18) is added as follows: "'Series' shall mean the individual trusts comprising Municipal Securities Trust, which Series consist of indefinite sequentially numbered series.";

          (h) Section 1.01(19) is amended by redesignating it Section 1.01(21);

          (i) Section 1.01(20) is amended by redesignating it Section 1.01(22) and by adding the words "equal to the fraction" immediately after the word "initially", and the word "fraction" immediately after the words "denominator of which";

          (j) Section 1.01(21) is amended by redesignating it Section 1.01(23);

          (k) Section 1.02 is amended by substituting the following form of Certificate for the form of Certificate appearing in said Section:




C/M:  11939.0001 407314.1

CERTIFICATE OF OWNERSHIP
Evidencing A Fractional Undivided Interest in

No.                                                                     UNITS

                           MUNICIPAL SECURITIES TRUST
                                     SERIES



                                                           PLAN OF DISTRIBUTION:



                                                           CUSIP



          THIS IS TO CERTIFY THAT                  is the owner and registered
holder of this Certificate evidencing the ownership of          Unit(s) of
fractional undivided interest in Municipal Securities Trust of the above Series (hereinafter called the "Trust") created under the laws of the State of New York by the Trust Indenture and Agreement as modified by the Reference Trust Agreement relating to the sequentially numbered series of the Series noted on the face hereof (hereinafter called the "Indenture") among BEAR, STEARNS & CO. INC. (hereinafter called the "Depositor"), UNITED STATES TRUST COMPANY OF NEW YORK (hereinafter called the "Trustee"), and STANDARD & POOR'S CORPORATION (hereinafter called the "Evaluator"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Indenture to which the holder of this Certificate by virtue of the acceptance hereof assents and is bound, a summary of certain of the pertinent provisions of which is set forth on the reverse hereof. The Depositor hereby grants and conveys all of its right, title and interest in and to the Trust to the extent of the fractional undivided interest represented hereby to the registered holder of this Certificate subject to and in pursuance of the Indenture. This Certificate is transferable and interchangeable by the registered holder in person or by his duly authorized attorney at the corporate trust office of the Trustee upon surrender of this Certificate properly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and payment of the fees and expenses applicable hereto set forth herein.


C/M:  11939.0001 407314.1

          This Certificate shall not become valid or binding for any purpose until properly executed by the Trustee under the Indenture.

          IN WITNESS WHEREOF, Bear, Stearns & Co. Inc., as Depositor has caused this Certificate to be executed in facsimile by an authorized signatory and United States Trust Company of New York, as Trustee, has caused this Certificate to be executed in its corporate name by an authorized officer.

                                       Date:



BEAR, STEARNS & CO. INC.               UNITED STATES TRUST COMPANY
Depositor                              OF NEW YORK
                                       Trustee
By:
       Authorized Signatory                By:
                                                  Authorized Officer



          The following is a summary of certain provisions of the Indenture (a copy of which is on file and available for inspection to the holder hereof at the corporate trust office of the Trustee), to which this Certificate is subject and to which reference is hereby made. All of the terms, conditions and covenants of the Indenture are incorporated herein by reference as fully as if set forth herein. The Trust consists of (1) such of the interest-bearing debt securities and obligations that may be deposited in trust and listed in Schedule A of the Indenture (including contracts, if any, for the purchase of certain of such securities and obligations together with the cash, cash equivalents and/or an irrevocable letter of credit issued by a commercial bank in the amount required for such purchase) and any other securities that may be deposited in the Trust in exchange or substitution therefor in accordance with the Indenture, as may from time to time continue to be held in the Trust and (2) such cash amounts as from time to time may be held in the Interest Account and the Principal Account maintained under the Indenture in the manner described below.

          At any given time this Certificate shall represent a fractional undivided interest in the Trust, the numerator of which fraction shall be the number of units set forth on the face hereof and the denominator of which shall be the total number of units of fractional undivided interest represented by all Certificates of this Series which are outstanding at such time.

          The registered holder of this Certificate is entitled at any time upon tender of this Certificate to the Trustee at its

C/M:  11939.0001 407314.1
corporate trust office in the City of New York, endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form, and upon payment of any tax or other governmental charges, to receive on the seventh calendar day following the day on which such tender is made, or, if such calendar day is not a business day, on the first business day prior to such calendar day, an amount in cash equal to the evaluation of the fractional undivided interest in the Trust evidenced by this Certificate, upon the basis provided for in the Indenture (the "Redemption Price"). The right of redemption may be suspended and the date of payment may be postponed for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted, or for any period during which an emergency exists so that disposal of the obligations held in the Trust is not reasonably practicable or it is not reasonably practicable fairly to determine the value of such obligations in accordance with the Indenture or for such other periods as the Securities and Exchange Commission may by order permit.

          The Trustee is irrevocably authorized in its discretion, in lieu of redeeming this Certificate if tendered for redemption, to sell this Certificate in the over-the-counter market or by private sale for the account of the Certificateholder at a price which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for this Certificate. In the event of any such sale the Trustee shall pay the net proceeds thereof to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

          Interest received by the Trustee as part of the Trust (including interest accrued and unpaid prior to the day of deposit of any obligation in the Trust and that part of the proceeds of the sale, liquidation, redemption or maturity of any such obligation which represents accrued interest) shall be credited by the Trustee to the Interest Account. The fractional undivided interest represented by this Certificate in the balance in the Interest Account (after the deductions referred to below) shall first be computed as of the semi-annual Record Date (as defined in the Indenture). The next computation shall be made as of the next succeeding semi-annual Record Date, and thereafter as of the first day of June and December of each year commencing with the first such day following the date of this Certificate.

          An amount in cash equal to the fractional undivided interest in the Interest Account (on the basis set forth below) computed as set forth above, shall be distributed on the 15th day of the respective months, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which such

C/M:  11939.0001 407314.1
distribution is made.

          The Trustee shall make semi-annual distributions from the Interest Account on the basis of one-half of the estimated annual interest income expected by the Trustee to be received by the Trust in the ensuing twelve month period, after deduction of the estimated costs and expenses to be incurred during such period, except as otherwise hereafter provided. To the extent cash in the Interest Account is insufficient for any distribution the Trustee shall advance its own funds sufficient therefor and shall be entitled to reimbursement, without interest, out of interest received by the Trust subsequent to such advance.

          All moneys (other than interest) received by the Trustee, as part of the Trust (including amounts received from the sale, liquidation, redemption or maturity of any obligation held in the Trust) shall be credited by the Trustee to a separate Principal Account. The fractional undivided interest represented by this Certificate in the cash balance in the Principal Account (after the deductions referred to below) shall be computed as of the first day of June and December of each year, commencing with the semi-annual Record Date. An amount in cash equal to the fractional undivided interest in the Principal Account, computed as set forth above, shall be distributed on the fifteenth day of the respective months, or within a reasonable time thereafter, to the registered holder of this Certificate at the close of business on the first day of such month. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on such deposit therein available for such distribution shall be sufficient to permit the distribution of at least $1.00 per Unit.

          Distributions from the Interest and Principal Accounts shall be made to the registered holder hereof by check mailed to the address of such holder appearing in the registration books of the Trustee.

          From time to time deductions shall be made from the Interest Account and Principal Account, as more fully set forth in the Indenture, for redemptions, compensation of the Trustee, compensation of the Evaluator, payment of the Depositor's fee for services as such, reimbursement of certain expenses incurred or advances made by or on behalf of the Trustee, certain legal expenses and payment of, or the establishment of a reserve for, applicable taxes or governmental charges, if any.

          Within a reasonable period of time after the end of each calendar year the Trustee shall furnish to the registered holder of this Certificate a statement setting forth, among other things, the amounts received by the Trust and deductions therefrom and the amounts distributed during the preceding year in respect of interest on, payments and prepayments of principal

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



of, and sales, redemptions or maturities of, obligations held in the Trust.

          This Certificate shall be transferable by the registered holder hereof by presentation and surrender at the corporate trust office of the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee and executed by the registered holder hereof or his authorized attorney. Certificates of this Series are interchangeable for one or more Certificates in an equal aggregate number of Units of fractional undivided interest at the corporate trust office of the Trustee, in denominations of a single Unit of fractional undivided interest or any whole multiple thereof.

          The holder of this Certificate may be required to pay a transfer charge in connection with the transfer or exchange of this Certificate, as well as any tax or other governmental charge that may be imposed in connection with the transfer, exchange or other surrender of this Certificate.

          The holder of this Certificate, by virtue of the acceptance hereof, assents to and shall be bound by the terms of the Indenture, a copy of which is on file and available for inspection at the corporate trust office of the Trustee, to which reference is made for all the terms, conditions and covenants thereof.

          The Trustee may deem and treat the person in whose name this Certificate is registered upon the books of the Trustee as the owner hereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

          The Indenture and the Trust created thereby shall terminate upon the maturity, redemption, sale or other disposition of the last security held thereunder, provided, however, that in no event shall the Indenture and the Trust continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Indenture. The Indenture also provides that the Trust may be terminated at any time by the written consent of the holders of Certificates representing all of the Units outstanding and under certain circumstances which include a decrease in the value of the Trust to less than 40% of the initial aggregate principal amount of the securities deposited in the Trust. Upon any termination the Trustee shall fully liquidate the securities then held, if any, and distribute pro rata the funds then held in the Trust upon surrender of the Certificates, all in the manner provided in the Indenture. Upon termination, the Trustee shall be under no further obligation with respect to the Trust, except to hold the funds in trust without interest until distribution as aforesaid and shall have no duty upon any such termination to communicate

C/M:  11939.0001 407314.1
with the holder hereof other than by mail at the address of such bolder appearing on the registration books of the Trustee.

                        STATEMENT REGARDING DISTRIBUTION

          On the face of this Certificate it is indicated whether the registered holder hereof has elected to receive distributions from the Interest Account monthly, semi-annually, or annually.

          This Certificate by its terms provides that distributions from the Interest Account shall first be computed as of the semi-annual Record Date, and thereafter as of the next succeeding semi-annual Record Date commencing with the first such day following the date of the Certificate, and an amount in cash equal to the share of the Interest Account represented by this Certificate distributed on the fifteenth day of the respective months next following such computations, or within a reasonable period of time thereafter, to the registered holder of this Certificate at the close of business on the first day of the month in which the distribution is made.

          If monthly distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed monthly as of the first day of each month of each year, commencing with the monthly Record Date, and an amount in cash as thus computed will be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each month.

          If annual distributions have been selected, the fractional undivided interest represented by this Certificate in the balance in the Interest Account, after the first distribution and after the deductions referred to above, will be computed annually as of the first day of December of each year, commencing with the annual Record Date and an amount in cash as thus computed,ill be distributed to the holder hereof at such date of computation on or shortly after the fifteenth day of each December.

          All Certificateholders of record as of the First Record Date (as defined in the Indenture) however, regardless of the plan of distribution selected, will receive the distribution to be made on or shortly after the First Payment Date (as defined in the Indenture) and thereafter, distributions will be made monthly, semi-annually or annually depending upon the plan of distribution, chosen by the holder hereof.

          The plan of distribution chosen by the registered holder hereof may be changed by written notice to the Trustee not later than November 1 in any calendar year by surrender to the

C/M:  11939.0001 407314.1

Trustee of this Certificate, together with a completed form for selection of plan of distribution provided by the Trustee. A plan of distribution shall continue in effect until changed as herein provided. A change in a plan of distribution may only be made as indicated herein and will be effective as of December 2 for the ensuing twelve months. Distributions to Certificateholders who are participating in one of the optional plans for distribution of interest shall not be affected because of advancements of the Trustee for the purpose of equalizing distributions to Certificateholders participating in a different plan.

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of
                   survivorship and not as tenants
                   in common

         UNIF TRANSFERS MIN ACT-..... Custodian.....
                                  (Cust)    (Minor)

                   under Uniform Transfers to Minors
                   Act.............................
                              (State)

Additional abbreviations may also be used though not in the above list.



C/M:  11939.0001 407314.1

                                   ASSIGNMENT


          For Value Received                            hereby sells,
assigns and transfers unto                                      the within
Certificate and does hereby irrevocably constitute and appoint attorney, to transfer the within Certificate on the books of the Trustee, with full power of substitution in the premises.

Dated:



                                       NOTICE: The signatures to this assignment must correspond with the name(s) as written above upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.



Signature Guaranteed



                              [end of Certificate]




           (1)  Section 9.05 is amended as follows:

                (i) the word "Inc." is added immediately after the words "Bear, Stearns & Co."; and

                (ii) the address of the Depositor is changed to "245 Park Avenue, New York, New York 10167".




C/M:  11939.0001 407314.1

                                     PART II

                                SPECIAL TERMS AND
                               CONDITIONS OF TRUST


          The following special terms and conditions are hereby agreed to:

          (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this indenture.

          (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/4,000.

          (c) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on May 1, 1989 for monthly distributions, June 1 and December 1 of each year for semi-annual distributions (commencing on June 1, 1989) and December 1 of each year for annual distributions (commencing on December 1, 1989).

          (d) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on May 15, 1989 for monthly distributions, June 15 and December 15 of each year for semi-annual distributions (commencing on June 15, 1989) and December 15 of each year for annual distributions (commencing on December 15, 1989).

          (e) All Certificateholders of record on April 1, 1989 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after April 15, 1989 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

          (f) The First Settlement Date shall mean December 22, 1988.

          (g) The number of Units referred to in Section 2.03 is 4,000.

          (h) For the purposes of Section 4.02(a), the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $15, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).

          (i) For the purposes of Section 6.01(g), the

C/M:  11939.0001 407314.1
liquidation amount is hereby specified to be $1,600,000.

          (j) For the purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per Unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

          (k) For purposes of Section 7.04, the Depositor's annual fee is hereby specified to be $.25 per $1,000 principal amount of Bonds in the Trust.

          (l) For purposes of this Series of Municipal Secu- rities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.



                         [Signatures on separate pages]






C/M:  11939.0001 407314.1

                                       BEAR, STEARNS & CO. INC. Depositor


                                       By
                                            Authorized Signatory



STATE OF NEW YORK      )
                       :ss.:
COUNTY OF NEW YORK     )

          On this 15th day of December, 1988, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signatory of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.




                                          Notary Public












                                       Municipal Securities Trust,
                                       Series 40



C/M:  11939.0001 407314.1

                                       UNITED STATES TRUST COMPANY OF NEW YORK
                                            Trustee


                                       By
                                            Assistant Vice President



(SEAL)

ATTEST:



           Assistant Secretary












                                       Municipal Securities Trust,
                                       Series 40



C/M:  11939.0001 407314.1

                                       STANDARD & POOR'S CORPORATION
                                            Evaluator


                                       By
                                             Vice President


(SEAL)

ATTEST:



       Vice President
















                                       Municipal Securities Trust,
                                       Series 40



C/M:  11939.0001 407314.1

                                                                                                                         SCHEDULE A

                                                                MUNICIPAL SECURITIES TRUST
                                                                         PORTFOLIO


                                                                         SERIES 40


                                                                  As of December 15, 1988

                                                                 A MONTHLY PAYMENT SERIES
                                                    SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

               Aggregate                      Name of Issuer and                               Coupon/         Redemption Feature
Portfolio      Principal                        Title of Bonds                                 Maturity        S.F.-- Sinking Fund
   No.           Amount                        Contracted for(5)             Ratings(1)        Date(s)(2)       Ref.-- Refunding(2)
   ---           ------                        -----------------             ----------       ----------       -------------------
  1.          $100,000      Maricopa Cnty. Ariz. Indus. Dev. Auth.              AA-             9.100%         No Sinking Fund
                            (Mercy Hlth. Sys.) Hlth. Fac. Rev. Bonds                           7/01/2001        7/01/95 @ 102 Ref.
                            Series 1986D
  2.           250,000      Reg. Arpts. Imprvmt. Corp. Facs. Sublease           A2*             11.250%        11/01/06 @ 100 S.F.
                            Rev. Bonds 1985 Issue Western Air Lines                           11/01/2025       11/01/95 @ 103 Ref.
                            Inc. (L.A. Intrn'l Arpt.)
  3.           100,000      Jacksonville Fla. Port Auth. Poll. Cntrl. Rev.      Aa3*            11.375%        No Sinking Fund
                            Bonds (Fla. Pwr. & Lt. Co. Prjt.) Series 1984                      5/01/2019        5/01/94 @ 103 Ref.
  4.           250,000      Palm Beach Fla. Solid Waste Auth. Rfndg. &        A(Con)*           10.000%        12/01/99 @ 100 S.F.
                            Imprvmt. Rev. Bonds Series 1985                                   12/01/2005       12/01/95 @ 102 Ref.
  5.           250,000      Monroe Cnty. Ga. Dev. Auth. Poll. Cntrl.            A2*             10.500%        No Sinking Fund
                            Rev. Bonds (Gulf Pwr. Co. Plant Scherer                           12/01/2014       12/01/94 @ 102 Ref.
                            Prjt.) First Series 1984
  6.           250,000      Ill. Hlth. Facs. Auth. Rev. Rfndg. Bonds            AA              10.000%         4/01/97 @ 100 S.F.
                            (Lutheran Institute of Human Ecology) Series                       4/01/2015        4/01/95 @ 102 Ref.
                            1985A
  7.           280,000      Ill. Hsg. Dev. Auth. Hsg. Dev. Bonds Series         AA              5.600%         No Sinking Fund
                            1972A                                                              7/01/2009        1/01/89 @ 103 Ref.
  8.           100,000      Mass. Hlth. & Ed. Facs. Auth. Rev. Bonds             A              8.125%          7/01/08 @ 100 S.F.
                            (Stonehill Cllge. Issue) Series C                                  7/01/2017        7/01/92 @ 102 Ref.
  9.           250,000      Detroit Mi. Cnvntn. Fac. Ltd. Tax Rev.               A              9.000%          9/30/03 @ 100 S.F.
                            Bonds (Cobo Hall Expansion Prjt.) Series                           9/30/2010        9/30/94 @ 103 Ref.
                            1985
 10.           105,000      Univ. Dev. Auth. (Mo.) Pwr. Plant Equip.             A+             9.250%          5/01/01 @ 100 S.F.
                            Leasehold Rev. Bonds 1985 Series                                   5/01/2005        5/01/96 @ 103 Ref.
 11.           400,000      N.C. Eastern Muni. Pwr. Agncy. Pwr. Sys.             A*             4.500%          7/01/20 @ 100 S.F.
                            Rev. Rfndg. Bonds Series 1987A                                     1/01/2024        1/01/97 @ 100 Ref.
 12.           200,000      Tulsa Ok. Muni. Arpt. Trust Rev. Indus. Dev.        A2*             9.375%          6/01/03 @ 100 S.F.
                            Rev. Bonds-American Airlines                                       6/01/2004       12/01/95 @ 102 Ref.
 13.            50,000      Montgomery Cnty. Penn. Indus. Auth. Rev.             A-             10.500%        No Sinking Fund
                            Bonds Mary Penn. Prop. Inc. Indus. Dev.                            3/01/2003        3/01/93 @ 103 Ref.
                            Bonds
 14.           250,000      Philadelphia Penn. Arpt. Rev. Bonds Series           A              9.000%          6/15/06 @ 100 S.F.
                            1985 (Philadelphia Arpt. Sys.)                                     6/15/2015        6/15/95 @ 103 Ref.
 15.           250,000      York Cnty. Penn. Indus. Dev. Auth. Poll.             A-             10.375%        No Sinking Fund
                            Cntrl. Rev. Bonds (Pub. Serv. Elec. & Gas                         11/01/2012       11/01/94 @ 102 Ref.
                            Co. Peach Bottom Prjt.) 1984 Series A



Portfolio     Cost of Bonds
   No.         to Trust(3)
   ---         ----------
  1.             $109,932


  2.              304,915


  3.              119,888

  4.              287,880

  5.              287,442


  6.              284,683


  7.              219,791

  8.              101,434

  9.              272,210


 10.              115,821

 11.              245,516

 12.              221,292

 13.               56,422


 14.              273,668

 15.              288,815




C/M:  11939.0001 407314.1

               Aggregate                      Name of Issuer and                               Coupon/         Redemption Feature
Portfolio      Principal                        Title of Bonds                                 Maturity        S.F.-- Sinking Fund
   No.           Amount                        Contracted for(5)             Ratings(1)        Date(s)(2)       Ref.-- Refunding(2)
   ---           ------                        -----------------             ----------       ----------       -------------------
 16.         $250,000         Baytown Tex. Indus. Dev. Corp. Indus. Dev.         AA             10.625%        11/01/95 @ 100 S.F.
                              Rev. Bonds Walmart Stores Inc.                                   11/01/2009      11/01/94 @ 103 Ref.
 17.          115,000         Richardson Tex. Hosp. Auth. Hosp. Rev.             AA             10.000%        12/01/00 @ 100 S.F.
                              Rfndg. Bonds (Richardson Med. Cntr. BB                           12/01/2009      12/02/95 @ Ref.
                              Owen Mem. Hosp.)(HIBI)
 18.          350,000         Intermountain Pwr. Agncy. Utah Pwr. Supply         AA             5.000%          7/01/12 @ 100 S.F.
                              Spec. Oblig. First Crossover Series                               7/01/2016       7/01/96 @ 100 Ref.
 19.          200,000         Modesto Calif. Mtg. Rev. Bonds (FHA Insrd.         A-             0.000%          6/01/96 @ 5.314 S.F.
                              Mtg. Ln. Stonebridge Aprtmts. Prft.) Series                      12/01/2025       6/01/94 @ 4.486 Ref.
                              1984

           $4,000,000
          ===========


Portfolio       Cost of Bonds
   No.           to Trust(3)
   ---          --------------
 16.                  292,733

 17.                  132,425


 18.                  244,072

 19.                    5,488


                -------------
                   $3,864,427
                =============





C/M:  11939.0001 407314.1

"Municipal Securities Trust" Series           / /                "Municipal Securities Trust"                           / /
                                                                   37 Discount Series
"Insured Municipal Securities Trust"          / /                "Insured Municipal Securities Trust                    / /
         Series                                                   Discount Series
"Municipal Securities Trust" Multi-State      / /                "Municipal Securities Trust" Multi-                    / /
         Series                                                    State Series................Multiplier Portfolio
California Trust                              / /                California Trust                                       / /
Massachusetts Trust                           / /                Massachusetts Trust                                    / /
Michigan Trust                                / /                Michigan Trust                                         / /
Minnesota Trust                               / /                Minnesota Trust                                        / /
New York Trust                                / /                New York Trust                                         / /
Pennsylvania Trust                            / /                Pennsylvania Trust                                     / /
________________ Trust                        / /                ____________ Trust                                     / /
________________ Trust                        / /                ____________ Trust                                     / /
________________ Trust                        / /                ____________ Trust                                     / /
